Exhibit 99.36

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-D

KEY PERFORMANCE FACTORS
September 30, 2000



Expected B Maturity 6/15/06


Blended Coupon 6.7983%


Excess Protection Level
3 Month Average   5.81%
September, 2000   5.77%
August, 2000   5.61%
July, 2000   6.04%


Cash Yield19.26%


Investor Charge Offs 4.49%


Base Rate 8.99%


Over 30 Day Delinquency 4.99%


Seller's Interest 8.50%


Total Payment Rate13.85%


Total Principal Balance$54,293,652,263.17


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,612,451,744.68